SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 9, 2014

            AARON’S, INC.

(Exact name of Registrant as Specified in its Charter)

Georgia	1-13941	58-0687630
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

309 E. Paces Ferry Road, N.E. Atlanta, Georgia	30305-2377
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (404) 231-0011

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Amendment to Franchisee Loan Facility

On December 9, 2014, Aaron’s, Inc. (the “Company”) entered into the First Amendment to the Loan Facility Agreement with SunTrust Bank, as servicer, and the other participants listed on the respective signature pages thereof (the “Franchisee Loan Facility Amendment”). The Franchisee Loan Facility Amendment amends the Third Amended and Restated Loan Facility Agreement and Guaranty, dated as of April 14, 2014 (the “Franchisee Loan Facility”). Pursuant to this facility, subject to certain terms and conditions, the Company’s franchisees can borrow funds guaranteed by the Company. The Franchisee Loan Facility Amendment amends the Franchisee Loan Facility to, among other changes: (i) extend the current facility termination date by an additional 364 days, (ii) modify certain financial covenants and related financial terms used therein to make them more favorable to the Company (as described further below), (iii) provide for the joinder of certain new banks and other financial institutions as participants, (iv) add and modify certain other terms, covenants and representations and warranties set forth therein, and (v) amend and restate certain schedules and exhibits thereto.

The total debt to EBITDA ratio financial covenant was amended to increase the covenant limit from 3.00 to 1.00 to 3.25 to 1.00 with respect to the fiscal quarter ending December 31, 2014 and each fiscal quarter ending thereafter through and including December 31, 2015, with such covenant limit returning to 3.00 to 1.00 for each fiscal quarter ending after December 31, 2015. The fixed charge coverage ratio was amended to decrease the covenant limit from 2.00 to 1.00 to 1.75 to 1.00 with respect to the fiscal quarter ending December 31, 2014 and each fiscal quarter ending thereafter through and including December 31, 2015, with such covenant limit returning to 2.00 to 1.00 for each fiscal quarter ending after December 31, 2015.

Amendment to Existing Credit Facility

On December 9, 2014, the Company entered into a First Amendment to Credit Agreement with the lending institutions listed on the respective signature pages thereof, and SunTrust Bank, as lender and administrative agent for the lending institutions (the “Credit Agreement Amendment”). The Credit Agreement Amendment amends the Company’s existing Amended and Restated Revolving Credit and Term Loan Agreement, dated as of April 14, 2014 (the “Existing Credit Facility”), to, among other things: (i) extend the maturity date for an additional five year period, (ii) increase the revolving credit facility to an aggregate principal amount of up to $225 million, (iii) provide for the extension of an additional term loan advance in the aggregate amount of $1,906,250 made by the lenders to the Company on the effective date, (iv) modify the amortization payments in respect of the term loan facility to provide for equal quarterly installments of $3,125,000, payable on the last day of each March, June, September and December, commencing on December 31, 2014, (v) provide for the joinder of certain new banks and other financial institutions as lenders thereunder, (vi) amend and restate certain schedules thereto, (vii) modify certain financial covenants and related financial terms consistent with the financial covenant modifications in the Franchisee Loan Facility Amendment described above, and (viii) add and modify certain other terms, covenants and representations and warranties set forth therein.

As of December 9, 2014 (giving effect to the additional term loan extension described above), $140 million in borrowings were outstanding under the Existing Credit Facility, as amended, including $125 million in term loan borrowings.

Modifications to Existing Note Purchase Agreements

On December 9, 2014, the Company entered into Amendment No. 4 to the Note Purchase Agreement with Prudential Insurance Company of America (“Prudential”) and certain other purchasers, as set forth on the signature pages thereof (the “2011 Prudential Notes Amendment”). The 2011 Prudential Notes Amendment amends the Note Purchase Agreement dated as of July 5, 2011, as previously amended (the “2011 Prudential NPA”), pursuant to which the Company and certain subsidiaries as co-obligors, issued $125 million in senior unsecured notes to the purchasers in a private placement. On December 9, 2014, the Company entered into Amendment No. 1 to the Note

Purchase Agreement with Prudential and certain other purchasers, as set forth on the signature pages thereof (the “2014 Prudential Notes Amendment”). The 2014 Prudential Notes Amendment amends the Note Purchase Agreement dated as of April 14, 2014 (the “2014 Prudential NPA”), pursuant to which the Company and Aaron Investment Company, as obligors, issued $225 million in senior unsecured notes to the purchasers in a private placement. Also on December 9, 2014, the Company entered into Amendment No. 1 to the Note Purchase Agreement with Metropolitan Life Insurance Company and certain other purchasers, as set forth on the signature pages thereof (the “MetLife Notes Amendment,” together with the 2011 Prudential Notes Amendment and the 2014 Prudential Notes Amendment, the “Notes Amendments”). The MetLife Notes Amendment amends the Note Purchase Agreement dated as of April 14, 2014 (the “MetLife NPA”; together with the 2011 Prudential NPA and the 2014 Prudential NPA, collectively the “Existing NPAs”), pursuant to which the Company and Aarons Investment Company, as obligors, issued $75 million in senior unsecured notes in a private placement.

The Notes Amendments amend the Existing NPAs to, among other things, conform the financial covenants and certain other covenants, terms and provisions to substantially reflect the same changes made to the comparable covenants, terms and provisions in the Franchisee Loan Facility and in the Existing Credit Facility pursuant to the Franchisee Loan Facility Amendment and the Credit Agreement Amendment, respectively.

The foregoing descriptions of the Franchisee Loan Facility Amendment, the Credit Agreement Amendment and the Notes Amendments do not purport to be complete and are qualified in their entirety by reference to the full text of such documents, to be filed with a subsequent Company filing.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth in Item 1.01 above is incorporated herein by reference in response to this Item 2.03.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AARON’S, INC.

Date: December 15, 2014	By:	/s/ Gilbert L. Danielson
Name: Gilbert L. Danielson
Title: Executive Vice President and Chief Financial Officer

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